Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS LIQUID ASSETS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy to:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on June 26, 2006 pursuant to Rule 488.

           An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS LIQUID ASSETS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO. Part A	PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Liquid Assets, Inc. dated May 1, 2006(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus Founders Funds, Inc. dated May 1, 2006(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Founders Money Market Fund, a series of Dreyfus Founders Funds, Inc., dated December 31, 2005(3); Annual Report of Registrant dated December 31, 2005(4)

PART C Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

_______________________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A, filed April 27, 2006 (File No. 2-49073).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Dreyfus Founders Funds, Inc., filed April 27, 2006 (File No. 2-17531).

(3)	Incorporated herein by reference to Dreyfus Founders Money Market Fund’s Annual Report, filed February 24, 2006 (File No. 811-1018).

(4)	Incorporated herein by reference to Registrant’s Annual Report, filed on February 28, 2006 (File No. 811-2410).

DREYFUS FOUNDERS MONEY MARKET FUND
(A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

c/o Founders Asset Management LLC
210 University Boulevard, Suite 800
Denver, Colorado 80206

Dear Shareholder:

           As a shareholder of Dreyfus Founders Money Market Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”), in exchange for Class 1 shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Acquiring Fund has more assets, a lower total expense ratio and a better performance record than the Fund.

           If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and management policies as the Fund. The Dreyfus Corporation (“Dreyfus”) is the Acquiring Fund’s investment adviser.

           Management of Founders Asset Management LLC (“Founders”), the Fund’s investment adviser and an indirect subsidiary of Dreyfus, and Dreyfus have reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds and have concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable shareholders of the Fund to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Board of Directors for the Fund has unanimously approved the proposed reorganization. The Directors believe that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record and a lower total expense ratio. The Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-525-2440.

Sincerely, Stephen E. Canter President Dreyfus Founders Funds, Inc.

July __, 2006

TRANSFER OF THE ASSETS OF
DREYFUS FOUNDERS MONEY MARKET FUND
TO AND IN EXCHANGE FOR CLASS 1 SHARES OF
DREYFUS LIQUID ASSETS, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS FOUNDERS MONEY MARKET FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about September 22, 2006 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Founders Money Market Fund (the “Fund”). The Fund will then cease operations and will be terminated as a series of Dreyfus Founders Funds, Inc. (the “Company”). You will receive Class 1 shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets, a lower total expense ratio and a better performance record than the Fund, Fund shareholders should benefit from more efficient portfolio management. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek current income consistent with the preservation of capital and liquidity by investing in high-quality money market securities. As a money market fund, each of the Fund and the Acquiring Fund is subject to maturity, quality and diversification requirements to help it maintain a $1.00 share price. The investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Dreyfus provides day-to-day management of the Acquiring Fund’s investments. Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, provides day-to-day management of the Fund’s investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy substantially the same shareholder privileges as a shareholder of the Acquiring Fund as you currently do as a shareholder of the Fund. You have the ability to continue to write redemption checks against your account through the Checkwriting privilege and transfer money between your bank account and fund account through the TeleTransfer privilege. You also may exchange Class 1 shares of the Acquiring Fund for Class F shares of a fund in the Dreyfus Founders Family of Funds or Class F shares of any such fund for Class 1 shares of the Acquiring Fund through the Exchange privilege. In addition, you may exchange Class 1 shares of the Acquiring Fund for shares of other funds in the Dreyfus Family of Funds through the Exchange privilege. You also may purchase and sell Class 1 shares of the Acquiring Fund online at www.dreyfus.com. Your Acquiring Fund shares, however, will not be counted for purposes of determining your eligibility to participate in Founders’ Premier services program. In addition, if you were to exchange all of your Acquiring Fund shares for shares of other funds in the Dreyfus Family of Funds and no longer held Class F shares of a Dreyfus Founders fund, you would lose your status as a “grandfathered Class F investor” and would not be able to purchase Class F shares of a Dreyfus Founders fund.

WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

No. Under its agreement with Founders, the Fund pays Founders a management fee at the annual rate of 0.50% of the value of the Fund’s average daily net assets up to $250 million, 0.45% of such assets between $250 million and $500 million, 0.40% of such assets between $500 million and $750 million, and 0.35% of such assets over $750 million. The Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.50% of the value of the Acquiring Fund’s average daily net assets up to $1.5 billion, 0.48% of such assets between $1.5 billion and $2 billion, 0.47% of such assets between $2 billion and $2.5 billion, and 0.45% of such assets over $2.5 billion. Although the management fee payable by the Acquiring Fund may be higher than that payable by the Fund if the Fund’s assets were to reach a level at which one or more breakpoints to its management fee would be triggered, at $31 million (as of December 31, 2005) the Fund’s assets are significantly below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Fund to Founders is 0.50% of the value of the Fund’s average daily net assets. The management fee paid by the Acquiring Fund also includes certain fund accounting fees; the Fund pays these fees pursuant to a separate agreement. The Acquiring Fund, with assets of $1.8 billion (as of December 31, 2005), currently pays Dreyfus a management fee at the annual rate of 0.47% of the value of the Acquiring Fund’s average daily net assets. Founders has contractually agreed, until August 31, 2007, to waive receipt of 0.05% of its management fee. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund’s Class 1 shares, until December 31, 2006, so that the total annual operating expenses of the Acquiring Fund’s Class 1 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.70%. The Fund’s total annual operating expenses as of December 31, 2005, after Founder’s waiver of a portion of its management fee, were 1.03%.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus and/or Founders, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Company’s Board of Directors has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and investment policies as the Fund and a significantly lower total expense ratio and a better performance record than the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund with a lower expense ratio and better performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Company’s Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

• • • •	By mail, with the enclosed proxy card and postage-paid envelope;
By telephone, with a toll-free call to the number listed on your proxy card;
Through the Internet, at the website address listed on your proxy card; or
In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS FOUNDERS MONEY MARKET FUND
(A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus Founders Money Market Fund (the “Fund”), a series of Dreyfus Founders Funds, Inc. (the “Company”), will be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado, on Friday, September 8, 2006, at 1:00 p.m., Mountain time, for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”), in exchange for the Acquiring Fund’s Class 1 shares having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class 1 shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on June 23, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Kenneth R. Christoffersen Secretary

Denver, Colorado
July __, 2006

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS FOUNDERS MONEY MARKET FUND
(A Series of Dreyfus Founders Funds, Inc.)

To and in Exchange for Class 1 Shares of

DREYFUS LIQUID ASSETS, INC.

PROSPECTUS/PROXY STATEMENT
JUNE __, 2006

_________________

Special Meeting of Shareholders
To Be Held on Friday, September 8, 2006

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Founders Funds, Inc. (the “Company”), on behalf of Dreyfus Founders Money Market Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Friday, September 8, 2006, at 1:00 p.m., Mountain time, at the offices of Founders Asset Management LLC (“Founders”), 210 University Boulevard, Suite 800, Denver, Colorado 80206, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 23, 2006 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”) in exchange for the Acquiring Fund’s Class 1 shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund Class 1 shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s Class 1 shares (or fractions thereof) for Fund Class F shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class 1 shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information (“SAI”) dated June __, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies known as money market mutual funds. The funds have a substantially similar investment objective and investment management policies. The Dreyfus Corporation (“Dreyfus”) is the Acquiring Fund’s investment adviser. Founders is the Fund’s investment adviser. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund’s Prospectus dated May 1, 2006 and Annual Report for its fiscal year ended December 31, 2005 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus and its Annual Report for the fiscal year ended December 31, 2005, please call your financial adviser, or call 1-800-525-2440, visit www.founders.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of June __, 2006, there were _________ Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about July 10, 2006.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND
TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company’s Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class 1 shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund Class 1 shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Class 1 shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

           The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

           Tax Consequences. As a condition to the closing of the Reorganization, the Company, on behalf of the Fund, and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. See “Information about the Reorganization—Federal Income Tax Consequences.”

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund are each money market funds with substantially similar investment goals and investment approaches. The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Acquiring Fund seeks as high a level of current income as is consistent with the preservation of capital. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund’s outstanding voting shares.

           To pursue its goal, the Acquiring Fund, like the Fund, invests in a diversified portfolio of high-quality, short-term U.S. dollar-denominated debt securities, including:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by U.S. banks and foreign branches of U.S. banks

•	commercial paper and other short-term corporate obligations of U.S. issuers

•	repurchase agreements

•	asset-backed securities

           The Fund also may invest in U.S. dollar-denominated obligations of foreign depository institutions and their U.S. branches.

           Normally, the Acquiring Fund will invest at least 25% of its net assets in bank obligations. The Fund generally does not invest in bank obligations, but is permitted to do so.

           As a money market fund, each fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00. Money market funds are subject to strict federal requirements and must:

•	maintain an average dollar-weighted portfolio maturity of 90 days or less

•	buy individual securities that have remaining maturities of 13 months or less

•	invest only in high quality, dollar-denominated obligations

           Generally, the Acquiring Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, with the remainder invested in securities with the second-highest credit rating, or the unrated equivalent as determined by Dreyfus. The Fund’s investments are also so limited. Moreover, the Acquiring Fund will purchase only securities with the highest credit rating or the unrated equivalent as determined by Dreyfus. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all interest and principal payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less.

           See “Goal/Approach” in the Acquiring Fund’s Prospectus and “About the Funds,” “Fund Summaries—Dreyfus Founders Money Market Fund” and “More About Investment Objectives, Strategies, and Risks” in the Fund’s Prospectus and “Description of the Fund” in the Acquiring Fund’s Statement of Additional Information and “Investment Strategies and Risks” in the Fund’s Statement of Additional Information for a more complete description of investment policies.

           Main Risks. Because each fund is a money market fund with a substantially similar investment objective and investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. An investment in the Acquiring Fund, as in the Fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although each fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in either fund. Additionally, each fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additional risks, as described in the Acquiring Fund’s Prospectus, are discussed below.

           The following factors could reduce the Fund’s or the Acquiring Fund’s income level and/or share price:

•	interest rates could rise sharply, causing the value of the fund's investments and its share price to drop

•	interest rates could drop, thereby reducing the fund's yield

•	any of the fund's holdings could have its credit rating downgraded or could default

•	the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking industry

•	the risks generally associated with dollar-denominated securities issued by foreign branches of U.S. banks, such as economic and political developments, imposition of taxes or other restrictions on the payment of principal and interest

•	the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement

           See “Main Risks” in the Acquiring Fund’s Prospectus and “Fund Summaries—Dreyfus Founders Money Market Fund” and “More About Investment Objectives, Strategies, and Risks” in the Fund’s Prospectus and “Description of the Fund” in the Acquiring Fund’s Statement of Additional Information and “Investment Strategies and Risks” in the Fund’s Statement of Additional Information for a more complete description of investment risks.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of December 31, 2005. The “Pro Forma After Reorganization” operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of December 31, 2005, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

           Under its agreement with Founders, the Fund pays Founders a management fee at the annual rate of 0.50% of the value of the Fund’s average daily net assets up to $250 million, 0.45% of such assets between $250 million and $500 million, 0.40% of such assets between $500 million and $750 million, and 0.35% of such assets over $750 million. The Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.50% of the value of the Acquiring Fund’s average daily net assets up to $1.5 billion, 0.48% of such assets between $1.5 billion and $2 billion, 0.47% of such assets between $2 billion and $2.5 billion, and 0.45% of such assets over $2.5 billion. The management fee paid by the Acquiring Fund also includes certain fund accounting fees; the Fund pays these fees pursuant to a separate agreement. Although the management fee payable by the Acquiring Fund may be higher than that payable by the Fund if the Fund’s assets were to reach a level at which one or more breakpoints to its management fee would be triggered, as of December 31, 2005, the Fund’s assets ($31 million) were significantly below the level at which a breakpoint would be triggered. Founders has contractually agreed, until August 31, 2007, to waive receipt of 0.05% of its management fee. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund’s Class 1 shares, until December 31, 2006, so that the total annual operating expenses of the Acquiring Fund’s Class 1 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.70%.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class F		Acquiring Fund Class 1	Pro Forma After Reorganization Acquiring Fund Class 1
Management fees	0.50%		0.47%	0.47%
Shareholder services fee	N	/A	0.10%	0.10%
Other expenses	0	.58%*	0.14%	0.14%

Total	1.08%		0.71%	0.71%
Fee waiver and/or expense	(0.05%)		(0.01%)	(0.01%)
reimbursement
Net operating expenses	1.03%		0.70%	0.70%

_________________

* “Other expenses” for the Fund include separate fees paid by the Fund pursuant to a Fund Accounting and Administrative Services Agreement and a Shareholder Services Agreement.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples for the Fund and the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Founders and Dreyfus, respectively. The figures for the Acquiring Fund Class 1 shares pro forma after the Reorganization would be the same as those shown for the Acquiring Fund Class 1 shares. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Expense example

1 Year	3 Years	5 Years	10 Years

Fund Class F shares Acquiring Fund Class 1 shares	$105 $72	$339 $226	$591 $394	$1,313 $882

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund’s Class F shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class 1 shares from year to year. The tables show the respective fund’s average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. On April 15, 2005, the Acquiring Fund’s shares were classified into Class 1 shares and Class 2 shares. The performance figures in the bar chart and table for the Acquiring Fund for the period prior to April 15, 2005 represent the performance of the Acquiring Fund before its shares were classified into two classes. Each share class invests in the same portfolio of securities.

Acquiring Fund — Class 1 Shares
Year-by-year total returns as of 12/31 each year (%)

4.91	5.04	4.97	4.59	5.85	4.01	1.47	0.60	0.72	2.62

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q4'00 Q2'04	+1.51% +0.10%

The year-to-date total return for Class 1 shares of the Acquiring Fund as of 3/31/06 was 0.95%.

Acquiring Fund—Class 1 Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

2.62%	1.88%	3.46%

The Acquiring Fund’s most current seven-day yield is available by calling 1-800-645-6561.

Fund – Class F Shares
Year-by-year total returns as of 12/31 each year (%)

4.51	4.70	4.67	4.35	5.62	3.40	0.98	0.34	0.50	2.23

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter: Worst Quarter:	Q4'00 Q1/Q2'04 Q3/Q4'03	+1.46% +0.06% +0.06%

The year-to-date total return for Class F shares of the Fund as of 3/31/06 was 0.87%.

Fund – Class F Shares
Average annual total returns as of 12/31/05

1 Year	5 Years	10 Years

2.23%	1.48%	3.15%

The Fund’s most current seven-day yield is available by calling 1-800-525-2440.

           Investment Advisers. The investment adviser for the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $174 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (“Mellon Financial”), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $4.9 trillion in assets under management, administration or custody, including $808 billion under management.

           The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

           The investment adviser for the Fund is Founders, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series of the Company, as well as investment adviser or sub-adviser to other investment companies. Founders is a wholly owned subsidiary of Dreyfus Service Corporation, which is a wholly owned subsidiary of Dreyfus. Founders is the growth specialist affiliate of Dreyfus. As of March 31, 2006, Founders managed approximately $2 billion in assets.

           Board Members. Each fund has different Board members. None of the Board members of the Company or the Acquiring Fund is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”). For a description of the Board members of the Acquiring Fund, see Exhibit B.

           Independent Registered Public Accounting Firms. Ernst & Young LLP is the Acquiring Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm.

          Capitalization. The Fund has classified its shares into Class F shares and the Acquiring Fund has classified its shares into Class 1 and Class 2. There will be no exchange of Class 2 shares of the Acquiring Fund. The following table sets forth as of December 31, 2005 (1) the capitalization of the Fund’s Class F shares, (2) the capitalization of Class 1 shares of the Acquiring Fund and (3) the pro forma capitalization of Class 1 shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class F	Acquiring Fund Class 1	Pro Forma After Reorganization Acquiring Fund Class 1
Total net assets	$30,639,998	$1,794,075,036	$1,824,715,034
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	$30,639,998	1,794,999,757	$1,825,639,755

           The Acquiring Fund’s total net assets (Class 1 and Class 2) as of December 31, 2005 were approximately $4.534 billion. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See “Account Policies – Buying Shares,” “Services for Fund Investors” and “Instructions for Regular Accounts” in the Acquiring Fund’s Prospectus and “How to Buy Shares” and “Shareholder Services” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Acquiring Fund’s purchase procedures.

          Shareholder Services Plan. Class 1 shares of the Acquiring Fund are subject to a Shareholder Services Plan, pursuant to which the Acquiring Fund reimburses Dreyfus Service Corporation, its distributor, an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of Class 1 shares of the Acquiring Fund for providing shareholder services. See “Shareholder Services Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Class F shares of the Fund are subject to a shareholder services agreement, pursuant to which the Fund pays Dreyfus Service Corporation, its distributor, an annual fee of $24 for each Class F open shareholder account of the Fund for providing certain shareholder-related services for the holders of Class F shares. The fee also is used to compensate the Fund’s transfer agent for the provision of transfer agency services for holders of Class F shares.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See “Account Policies—Selling Shares” and “Instructions for Regular Accounts” in the Acquiring Fund’s Prospectus and “How to Redeem Shares” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Acquiring Fund’s redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are substantially similar. The Acquiring Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the Acquiring Fund’s transfer agent is open for business. The Acquiring Fund usually pays dividends on the last calendar day of each month. The Fund usually declares dividends daily and pays dividends on the last business day of each month. Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the Acquiring Fund, like the Fund, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the Acquiring Fund’s Prospectus for a discussion of the Acquiring Fund’s policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. You have the ability to continue to write redemption checks against your account through the Checkwriting privilege and transfer money between your bank account and fund account through the TeleTransfer privilege. You also may exchange Class 1 shares of the Acquiring Fund for Class F shares of a fund in the Dreyfus Founders Family of Funds or Class F shares of any such fund for Class 1 shares of the Acquiring Fund through the Exchange privilege. In addition, you may exchange Class 1 shares of the Acquiring Fund for shares of other Funds in the Dreyfus Family of Funds through the Exchange privilege. You also may purchase and sell Class 1 shares of the Acquiring Fund online at www.dreyfus.com. Your Acquiring Fund shares, however, will not be counted for purposes of determining your eligibility to participate in Founders’ Premier service program. In addition, if you were to exchange all of your Acquiring Fund shares for shares of other funds in the Dreyfus Family of Funds and no longer held Class F shares of a Dreyfus Founders fund, you would lose your status as a “grandfathered Class F investor” and would not be able to purchase Class F shares of a Dreyfus Founders fund. See “Services for Fund Investors” in the Acquiring Fund’s Prospectus and “Shareholder Services” in the Acquiring Fund’s Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           After management of Founders and Dreyfus reviewed the funds in the Dreyfus Founders Family of Funds and the Dreyfus Family of Funds, respectively, to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management polices, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Company and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund with a better performance record and a lower total expense ratio, without diluting such shareholders’ interests. As of December 31, 2005, the Fund had net assets of approximately $31 million and the Acquiring Fund had net assets of approximately $1.8 billion. By combining the Fund with the Acquiring Fund, which has substantially larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus and Founders would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and/or Founders, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Boards of the Company and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class 1 shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities on September 22, 2006 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Class 1 shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class 1 shares of the Acquiring Fund, computed as of 5:00 p.m., Eastern time, on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption “Account Policies—Buying Shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

           On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class 1 shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class 1 shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund’s shareholders of record.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $59,000, which will be borne by Dreyfus and/or Founders. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus and/or Founders may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus and/or Founders, is estimated to be approximately $5,485.

           If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund and the Acquiring Fund’s Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class 1 shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class 1 shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class 1 shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class 1 shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class 1 shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class 1 shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class 1 shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class 1 shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Company nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board’s Recommendation

           The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 2-49073). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 2-17531).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, or www.dreyfus.com (for the Acquiring Fund) or www.founders.com (for the Fund). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the Fund’s outstanding shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of ____________, 2006, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

Percentage of Outstanding Shares
Name and Address Eugene H. Vaughan c/o VNS & M LP-Adventures 600 Travis Street, Suite 6300 Houston, TX 77002-3007	Before Reorganization ___%	After Reorganization (Class 1) ___%

           [Mr. Vaughan is Chairman of the Board of the Company. He has indicated that he intends to vote the Fund shares he owns as of the record date in favor of the proposal. As of ___________, 2006, the remaining Board members and officers of the Company, as a group, owned less than 1% of the Fund’s outstanding shares.]

           As of ________, 2006, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

Class 1 Shares
Percentage of Outstanding Shares
Name and Address	Before Reorganization ___%	After Reorganization ___%

Class 2 Shares
Percentage of Outstanding Shares
Name and Address Citigroup Global Markets, Inc. Mutual Fund Processing Department 333 West 34th Street, 3rd Floor New York, NY 10001-2402	Before Reorganization ___%	After Reorganization ___%

           [As of _______, 2006, Board members and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund’s outstanding shares.]

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended December 31, 2005 and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2005 have been incorporated herein by reference in reliance upon the reports of PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, and Ernst & Young LLP, the Acquiring Fund’s independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of May 24, 2006 (the “Agreement”), between DREYFUS FOUNDERS FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS FOUNDERS MONEY MARKET FUND (the “Fund”), and DREYFUS LIQUID ASSETS, INC. (the “Acquiring Fund”), a Maryland corporation.

          This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class 1 shares (“Acquiring Fund Shares”) of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

           WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

           WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                1.     THE REORGANIZATION.

                1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by Founders Asset Management LLC (“Founders”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 100 Church Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                1.5     As soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Fund will liquidate and distribute pro rata to the Fund’s shareholders of record, determined as of the close of business on the Closing Date (“Fund Shareholders”), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund’s transfer agent.

                1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

                2.     VALUATION.

                2.1     The value of the Fund’s assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Charter and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

                2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Charter and then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Fund.

                2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

                2.4     All computations of value shall be made in accordance with the regular practices of The Dreyfus Corporation (“Dreyfus”) as fund accountant for the Acquiring Fund.

                3.     CLOSING AND CLOSING DATE.

                3.1     The Closing Date shall be September 22, 2006, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

                3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                4.     REPRESENTATIONS AND WARRANTIES.

                4.1     The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                     (a)     The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                      (b)     The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Fund is a party or by which the Fund is bound.

                      (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                      (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                      (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                      (h)     Since December 31, 2005, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                      (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (j)    For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

                      (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                      (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (n)     The proxy statement of the Fund (the “Proxy Statement”) included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                4.2     The Acquiring Fund represents and warrants to the Company, on behalf of the Fund, as follows:

                      (a)     The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power to carry out its obligations under this Agreement.

                      (b)     The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                      (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                      (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                      (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                      (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended December 31, 2005 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                      (g)     Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                      (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                      (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                      (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                      (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                      (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

                      (n)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                5.     COVENANTS OF THE COMPANY, ON BEHALF OF THE FUND, AND THE ACQUIRING FUND.

                5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                5.2     The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

                5.5     The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund’s shareholders to consider approval of this Agreement and the transactions contemplated herein.

                5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                5.7    The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

                6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                6.1     All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                 6.2     The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

                 6.3     The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1     All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                 8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

                 8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                 8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                      (a)     The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                9.     TERMINATION OF AGREEMENT; EXPENSES.

                9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

                9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                9.3     Dreyfus and/or Founders shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                10.     WAIVER.

                At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                11.     MISCELLANEOUS.

                11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                11.4     This Agreement may be amended only by a signed writing between the parties.

                11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Company or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Acquiring Fund’s Charter.

          IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS LIQUID ASSETS, INC. By: Stephen E. Canter, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

DREYFUS FOUNDERS FUNDS, INC., on behalf of Dreyfus Founders Money Market Fund By: David L. Ray, Vice President

ATTEST: Kenneth R. Christoffersen Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING FUND’S BOARD MEMBERS

          Board Members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations are shown below.

Board Members of the Acquiring Fund(1)

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (62) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
    processor, Director
Century Business Services, Inc., a provider of
    outsourcing functions for small and medium
    size companies, Director
The Newark Group, a provider of a national market
    of paper recovery facilities, paperboard mills
    and paperboard converting plants, Director
Sunair Services Corporation, engages in the
    design, manufacture and sale of high frequency
    systems for long-range voice and data
    communications, as well as provides certain
    outdoor-related services to homes and
businesses, Director

Clifford L. Alexander, Jr. (72) Board Member (2003)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present) Chairman of the Board of Moody's Corporation (October 2000 - October 2003)	Mutual of America Life Insurance Company, Director

Lucy Wilson Benson (78) Board Member (2003)	President of Benson and Associates, consultants to business and government (1980-present)	The International Executive Services Corps.,
    Director Emeritus
Citizens Network for Foreign Affairs, Vice
    Chairperson
Council on Foreign Relations, Member
Lafayette College Board of Trustees, Trustee
    Emeritus
Atlantic Council of the U.S.,
Director

David W. Burke (69) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director U.S.S. Constitution Museum, Director

Whitney I. Gerard (71) Board Member (1989)	Chadbourne & Parke LLP, Partner	None

George L. Perry (72) Board Member (1990)	Economist and Senior Fellow at Brookings Institution	None

____________________

[1]	None of the Board members are “interested persons” of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS FOUNDERS MONEY MARKET FUND

          The undersigned shareholder of Dreyfus Founders Money Market Fund (the “Fund”), a series of Dreyfus Founders Funds, Inc. (the “Company”), hereby appoints Kenneth R. Christoffersen and David L. Ray, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 23, 2006, at a Special Meeting of Shareholders to be held at the offices of Founders Asset Management LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, at 1:00 p.m., Mountain time, on Friday, September 8, 2006, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”), in exchange for the Acquiring Fund’s Class 1 shares having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities, and the pro rata distribution of those shares to the Fund’s shareholders and subsequent termination of the Fund.

               FOR                      AGAINST                     ABSTAIN
/_/ /_/ /_/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-800-___-____ and follow the simple instructions.

2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: _____________________________ ___________________________________ Signature(s) ___________________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

June __, 2006

Acquisition of the Assets of

DREYFUS FOUNDERS MONEY MARKET FUND
(A series of Dreyfus Founders Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-525-2440

By and in Exchange for Class 1 Shares of

DREYFUS LIQUID ASSETS, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June __, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Founders Money Market Fund (the “Fund”), in exchange for Class 1 shares of Dreyfus Liquid Assets, Inc. (the “Acquiring Fund”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated May 1, 2006.

2.	The Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2005.

3.	The Fund’s Annual Report for the fiscal year ended December 31, 2005.

          The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, is incorporated herein by reference. The Prospectus/Proxy Statement dated June __, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund’s Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to the Acquiring Fund’s Post-Effective Amendment No. 91 to its Registration Statement on Form N-1A, filed April 27, 2006 (File No. 2-49073). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2005, filed February 28, 2006.

          The Fund’s Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to the Fund’s Post-Effective Amendment No. 76 to its Registration Statement on Form N-1A, filed April 27, 2006 (File No. 2-17531). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended December 31, 2005, filed February 24, 2006.

DREYFUS LIQUID ASSETS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File No. 2-49073), filed April 27, 2006.

Item 16	Exhibits.

(1)

Registrant’s Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, filed on March 27, 1996, and Exhibit (a)(2) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A, filed on April 13, 2005, respectively.

(2)	Registrant’s By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on February 24, 1995.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A, filed on April 13, 2005.

(10)(b)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A, filed on April 13, 2005.

(11)(a)	Opinion of Registrant’s counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A, filed on March 27, 1996.

(11)(b)	Consent of Registrant’s counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)

The Prospectus and Statement of Additional Information of Dreyfus Founders Money Market Fund dated May 1, 2006 are incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Dreyfus Founders Funds, Inc. filed on April 27, 2006 (File No. 2-17531).

_________________

*	Filed herewith.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 25th day of May 2006.

DREYFUS LIQUID ASSETS, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, Janette E. Farragher, James Windels, Michael A. Rosenberg, Robert R. Mullery, Jeff Prusnofsky and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

    Signatures                              Title                                  Date

/s/ Stephen E. Canter                President (Principal Executive              5/25/06
Stephen E. Canter                    Officer)

/s/ James Windels                    Treasurer (Principal Accounting             5/25/06
James Windels                        and Financial Officer)

/s/ Joseph S. DiMartino              Chairman of the Board                       5/25/06
Joseph S. DiMartino

/s/ Clifford L. Alexander            Board Member                                5/25/06
Clifford L. Alexander

/s/ Lucy Wilson Benson               Board Member                                5/25/06
Lucy Wilson Benson

/s/ David W. Burke                   Board Member                                5/25/06
David W. Burke

/s/ Whitney I. Gerard                Board Member                                5/25/06
Whitney I. Gerard

/s/ George L. Perry                  Board Member                                5/25/06
George L. Perry

Exhibit Index
(11)(b) Consent of Registrant’s Counsel
(14) Consents of Independent Auditors